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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                _________________

                                    FORM 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)

                     of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): April 1, 2003
                                                          ------------------

                             Chart Industries, Inc.
            --------------------------------------------------------
             (Exact name of registrant as specified in its charter)

     Delaware                       1-11442                  34-1712937
-----------------                  ---------                ------------
(State or other                   (Commission             (I.R.S. Employer
 jurisdiction of                   File Number)          Identification No.)
 incorporation)


            5885 Landerbrook Drive, Suite 150, Cleveland, Ohio       44124
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           (Address of principal executive offices)                (Zip Code)

Registrant's telephone number, including area code:  (440) 753-1490
                                                   -------------------

________________________________________________________________________________
          (Former Name or Former Address, if Changed Since Last Report)

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Item 7.    Financial Statements, Pro Forma Financial Information and Exhibits.

      (c)  Exhibits.

           99.1   Press Release, dated April 1, 2003.

Item 9.    Regulation FD Disclosure.

           On April 1, 2003, Chart Industries, Inc. issued a press release announcing fourth-quarter and year-end 2002 financial results, continuing negotiations with senior lenders and related matters. A copy of the press release is attached as Exhibit 99.1 and incorporated herein by reference.

           Chart Industries is furnishing this information under "Item 9. Regulation FD Disclosure" and under "Item 12. Results of Operations and Financial Condition" of this Current Report in accordance with SEC Release No. 33-8216.

                                       2

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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        CHART INDUSTRIES, INC.



Date:  April 2, 2003                    By:  /s/ Michael F. Biehl
                                           -------------------------------------
                                           Michael F. Biehl
                                           Chief Financial Officer and Treasurer

                                        3

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                                  EXHIBIT INDEX

Exhibit         Description of Exhibit
-------         ----------------------

 99.1           Press Release, dated April 1, 2003.

                                       E-1